Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICAITON NO. Modification 0004		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicble)
6. ISSUED BY DHHS/OS/OPHEP/OPHEMC 330 Independence Ave. SW, Room G640 Washington, DC 20201	CODE		7. ADMINISTERED BY (If other than Item 6)	CODE
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code) Vaxgen, Inc. 1000 Marina Boulevard, Suite 200 Brisbane, California 94005-1841			☒	9A. AMENDMENT OF SOLICIATION NO.
9B. DATED (SEE ITEM 11)
			☒	10A. MODIFICATION OF CONTRACT/ORDER NO. HHS O100200500001C
CODE:	FACILITY CODE:		10B. DATED (SEE ITEM 11) 10/04/04
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers    ☐ is extended,      ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning  _______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;

or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) EIN : 1-943236309 CAN : 1991535 Appropriation : 7550140 O.C. 25. 2A $ -877,500,000.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒			D. OTHER (Specify type of modification and authority) FAR 49.101 (f) Authorities and responsibilities.
E. IMPORTANT: Contractor	☒	is not	☐	is required to sign this document and return _________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE:     To de-obligate the funds on the contract as described on the following page.

The funded amount is decreased by $877,500,000 from $877,500,000 to $0.

The total contract amount is decreased by $877,500,000 from $877,500,000 to $0.

The contract expiration date has been changed from 10/31/2012 to 12/19/06.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)				16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian K. Goodger
15B. CONTRACTOR/OFFEROR			15C. DATE SIGNED	16B. UNITED STATES OF AMERICA /s/ Brian K. Goodger	16C. DATE SIGNED
(Signature of person authorized to sign)				(Signature of Contracting Officer)	12/19/06

NSN 7540-01-152-8070 Previous adition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Contract Number HHS0100200500001C Vaxgen	Modifications 0004, page 2 of 2

The purpose of this contract modifications is to de-obligate the funds. THEREFORE, the contract is hereby modified as follows: ARTICLES B.2 PRICES a.
FUNDED CONTRACT AMOUNTS

Total Funded Amount

$ 0

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED